Leases	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Leases
9.	Leases

Charters-out

Time charters and bareboat charters of the Partnership’s vessels to customers are accounted for as operating leases. The cost, accumulated depreciation and carrying amount of the vessels accounted for as operating leases at December 31, 2014 were $3.4 billion, $0.9 billion and $2.5 billion, respectively. As at December 31, 2014, minimum scheduled future revenues under these time charters and bareboat charters to be received by the Partnership, then in place were approximately $3.6 billion, comprised of $636.5 million (2015), $606.8 million (2016), $633.7 million (2017), $470.1 million (2018), $371.8 million (2019) and $894.6 million (thereafter).

The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2014, revenue from unexercised option periods of contracts that existed on December 31, 2014, or variable or contingent revenues. In addition, minimum scheduled future revenues presented in this paragraph have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

Direct Financing Lease

Leasing of the Falcon Spirit FSO unit is accounted for as a direct financing lease. As at December 31, 2014, the minimum lease payments receivable under the direct financing lease approximated $21.2 million (2013 - $29.9 million), including unearned income of $7.3 million (2013 - $11.8 million). The estimated unguaranteed residual value of the leased vessel is $8.5 million. As at December 31, 2014, future scheduled payments under the direct financing lease to be received by the Partnership were approximately $21.2 million, comprised of $8.6 million (2015), $8.8 million (2016) and $3.8 million (2017).

Charters-in

As at December 31, 2014, minimum commitments owing by the Partnership under vessel operating leases by which the Partnership charters-in vessels were approximately $30.0 million, comprised of $18.4 million (2015) and $11.6 million (2016). The Partnership recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.